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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                November 17, 1999


                        FINANCIAL PERFORMANCE CORPORATION
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             (Exact name of Registrant as specified in its charter)


                                    New York
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                 (State or other jurisdiction of incorporation)


           0-16530                                      13-3236325
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 (Commission File Number)                  (I.R.S. Employer Identification No.)

            335 Madison Avenue, 8th Floor, New York, New York 10017
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        (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (212) 557-0401


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Item 1.       Changes in Control of Registrant.

         (a) On November 17, 1999, in consideration of $500,000, Mr. Jeffrey Silverman ("Silverman") and Mr. Ronald Nash ("Nash") purchased an aggregate of 1,000,000 shares of common stock of Financial Performance Corporation, a New York corporation (the "Company"), and received options (the "Trump Options") to purchase an additional 2,500,000 shares of the Company's common stock from Robert S. Trump ("Trump"), a principal shareholder of the Company. The Trump Options were granted to each of Silverman and Nash in three tranches: (i) the first tranch consists of options to purchase 500,000 shares of common stock, exercisable for two years at $.8125 per share, (ii) the second tranch consists of options to purchase 500,000 shares of common stock, exercisable for three years at $1.3125 per share, and (iii) the third tranch consists of options to purchase 250,000 shares of common stock, exercisable for three years at $5.00 per share.

         In addition, on the same date the Company granted to each of Silverman and Nash five-year options (the "Company Options") to purchase 1,000,000 shares of the Company's common stock immediately exerciseable at $.43 per share. As a result, as of November 17, 1999 Silverman and Nash together beneficially owned an aggregate of 5,690,000 shares of common stock (including 2,500,000 shares issuable upon exercise of the Trump Options and the 2,000,000 shares issuable upon exercise of the Company Options), representing approximately 54% of the Company's shares of common stock.

         Silverman and Nash purchased the Company's securities from Trump using personal funds.

         In addition, on November 15, 1999, the Board of Directors of the Company appointed Silverman and Nash to the Board. Duncan G. Burke, a Board member of the Company since 1994, also resigned as a Director and Vice President. The Board of Directors currently consists of Silverman, Nash, William
F. Finley ("Finley"), Ottavio Serena and Richard S. Levy.

         In connection with the transaction, the Company entered into a Stockholder's Agreement dated as of November 17, 1999 (the "Stockholders' Agreement") with Silverman, Nash and Trump (collectively, the "Stockholders"). Under the Stockholders Agreement, the Stockholders agreed that as long as Silverman holds more than 500,000 shares of common stock of the Company, Silverman will have the right to designate himself or another individual as a nominee for election as a director of the Company, and that as long as Nash holds more than 500,000 shares of common stock of the Company, Nash will have the right to designate himself or another individual as a nominee for election as a director of the Company. In addition, Trump agreed to vote all of the shares of common stock beneficially owned by him in favor of the election of the Silverman and Nash designees. In addition, under the Stockholders Agreement, Trump agreed not to vote his shares in favor of anyof the following actions without the written consent of Silverman for as long as Silverman owns at least 500,000 shares of common stock, or Nash for so long as Nash owns at least 500,000 shares of common stock: (i) the making, alteration, amendment or repeal of the Certificate of Incorporation or any part thereof, or the making, alteration, amendment or repeal of the By-laws or any part thereof, of the Company or any of its subsidiaries; (ii) the sale of all or substantially all of the assets of the Company or any of its subsidiaries in any one transaction or series of related transactions; (iii) the merger, consolidation

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or other business combination of the Company or any of its subsidiaries with or into any other person or entity or a statutory share exchange between the Company or any of its subsidiaries and any other person or entity; (iv) the liquidation, dissolution or winding up of the Company or any of its subsidiaries; or (v) the entering into of any contract, agreement or commitment to do, the authorization, approval, ratification or confirmation of, or the delegation of the power to act on behalf of the Company or the Board of Directors in respect of, any of the foregoing actions.

         In connection with the transactions described above, the Company, Trump, Finley, Silverman and Nash also entered into a Registration Rights Agreement dated as of November 17, 1999 (the "Registration Rights Agreement"). The Registration Rights Agreement covers all of the shares (including the shares underlying the options) owned by Trump, Finley, Silverman and Nash on the date of the agreement. The Registration Rights Agreement includes demand registration rights for each stockholder and piggyback registration rights and requires the Company to file a shelf registration statement covering the shares owned by Trump, Finley, Silverman, and Nash within 120 days from the date of the agreement. The Registration Rights agreement replaces and supercedes prior registration rights granted to Trump and Finley.

         The Company and Finley also entered into an employment agreement dated as of November 17, 1999 (the "New Agreement") which amends and restates the existing Amended and Restated Executive Employment Agreement dated April 21, 1999 between the Company and Finley. Under the terms of the New Agreement, the Company will pay Finley a base salary of $250,000 per annum. In addition, the New Agreement extends the term of Finley's employment to December 31, 2000 and eliminates penalties to the Company for non-renewal of the employment agreement. The Company paid Finley $250,000 upon execution of the New Agreement and issued him 100,000 shares of common stock in the Company. The New Agreement also eliminates Finley's right to terminate and receive payment upon a change of control. If the Company terminates Finley's employment other than for cause or by death or disability, or if Finley terminates his employment for Good Reason (as defined in the agreement), Finley is entitled to his annual base salary through the end of the Term payable in one lump sum, and may "put" all of the shares (including shares underlying options, warrants and other convertible securities) then owned by him to the Company at a per share price equal to the fair market value.

         On November 16, 1999, the Company, its subsidiary Michaelson Kelbick Partners Inc. ("MKP"), Susan Michaelson ("Michaelson") and Hillary Kelbick ("Kelbick") entered into the First Amendment dated as of November 16, 1999 (the "Amendment") to the Restated and Amended Shareholders Agreement. Under the Amendment, Michaelson and Kelbick each have the option to require MKP to purchase all of their stock of MKP at the cash value (as defined in the Amendment) of such stock in the event of the termination of their employment, provided, however, that if MKP terminates Michaelson or Kelbick for cause, MKP will only be required to pay fifty percent (50%) of the cash value of the stock. If Michaelson and Kelbick do not exercise their right to have MKP purchase their stock, MKP may purchase such stock at the agreed value (as defined in the Amendment).

         Michaelson and Kelbick also each entered into a Restated and Amended Managing Director's Agreement with MKP dated as of November 16, 1999 (for each, the "Managing Director's Agreement"). Under the amended Managing Director's Agreement, each managing

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director may terminate her employment due to a change of control of MKP or the
Company which shall have been in effect for a period of at least ninety (90) consecutive days, if at any time within six months of the date of the Managing Director's Agreement the managing director is unable to work harmoniously and effectively with the personnel constituting the new management of MKP or the Company resulting from such change of control and only to the extent that such inability related to matters solely in relation to the management and operations of MKP. If the managing director's employment is terminated due to disability or death, there is no longer any provision for the payment of one year's salary.

Item     7. Financial Statements and Exhibits.

         (c) The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

10.1 Stock Purchase and Sale Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump and Jeffrey Silverman.

10.2 Stock Purchase and Sale Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump and Ronald Nash.

10.3 Stockholders Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump, Jeffrey Silverman, and Ronald Nash.

10.4 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 500,000 options exerciseable for two years at $.8125 per share).

10.5 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 500,000 options exerciseable for three years at $1.3125 per share).

10.6 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 250,000 options exerciseable for three years at $5.00 per share).

10.7 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 500,000 options exerciseable for two years at $.8125 per share).

10.8 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 500,000 options exerciseable for three years at $1.3125 per share).

10.9 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 250,000 options exerciseable for three years at $5.00 per share).

10.10 Option Agreement dated as of November 17, 1999 between the Company and Jeffrey Silverman.

10.11 Option Agreement dated as of November 17, 1999 between the Company and Ronald Nash.

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10.12    Registration Rights Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump, William F. Finley, Jeffrey Silverman and Ronald Nash.

10.13 Amended and Restated Employment Agreement dated as of November 17, 1999 between the Company and William F. Finley.

10.14 First Amendment to the Restated and Amended Shareholders Agreement dated as of November 16, 1999 by and among Michaelson Kelbick Partners, the Company, Susan Michaelson and Hillary Kelbick.

10.15 Restated and Amended Managing Director's Agreement dated as of November 16, 1999 between Michaelson Kelbick Partners Inc. and Susan Michaelson.

10.16 Restated and Amended Managing Director's Agreement dated as of November 16, 1999 between Michaelson Kelbick Partners Inc. and Hillary Kelbick.

99.1     Press release of Financial Performance Corporation dated November 18,
         1999.

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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FINANCIAL PERFORMANCE CORPORATION


                                              By: /s/ William F. Finley
                                                 ------------------------------
                                                      William F. Finley
                                                      Chief Executive Officer
                                                       and President


Dated:   November 30, 1999

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                                  EXHIBIT INDEX



         Exhibit            Description
         -------            -----------

         10.1 Stock Purchase and Sale Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump and Jeffrey Silverman.

         10.2 Stock Purchase and Sale Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump and Ronald Nash.

         10.3 Stockholders Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump, Jeffrey Silverman, and Ronald Nash.

         10.4 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 500,000 options exerciseable for two years at $.8125 per share).

         10.5 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 500,000 options exerciseable for three years at $1.3125 per share).

         10.6 Option Agreement dated November 17, 1999 between Robert S. Trump and Jeffrey Silverman (for 250,000 options exerciseable for three years at $5.00 per share).

         10.7 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 500,000 options exerciseable for two years at $.8125 per share).

         10.8 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 500,000 options exerciseable for three years at $1.3125 per share).

         10.9 Option Agreement dated November 17, 1999 between Robert S. Trump and Ronald Nash (for 250,000 options exerciseable for three years at $5.00 per share).

         10.10 Option Agreement dated as of November 17, 1999 between the Company and Jeffrey Silverman.

         10.11    Option Agreement dated as of November 17, 1999 between Robert
                  S. Trump and Ronald Nash (for 500,000 options exerciseable for two years at $.8125 per share).

         10.12 Registration Rights Agreement dated as of November 17, 1999 by and among the Company, Robert S. Trump, William F. Finley, Jeffrey Silverman and Ronald Nash.

         10.13 Amended and Restated Employment Agreement dated as of November 17, 1999 between the Company and William F. Finley.

         10.14 First Amendment to Restated and Amended Shareholders Agreement dated as of November 16, 1999 by and among Michaelson Kelbick Partners, the Company, Susan Michaelson and Hillary Kelbick.

         10.15 Restated and Amended Managing Director's Agreement dated as of November 16, 1999 between Michaelson Kelbick Partners Inc. and Susan Michaelson.

         10.16 Restated and Amended Managing Director's Agreement dated as of November 16, 1999 between Michaelson Kelbick Partners Inc. and Hillary Kelbick.

         99.1 Press release of Financial Performance Corporation dated November 18, 1999.